                                                                    EXHIBIT 99.1

                                FOURTH AMENDMENT
                                       TO
                             STOCKHOLDERS' AGREEMENT

         THIS FOURTH AMENDMENT (this "Fourth Amendment"), dated as of October 7, 2002, is by and among EQUITY CSKA LIMITED, EQUITY CSKB LIMITED, EQUITY CSKC LIMITED, AUTO EQUITY LIMITED, AUTO PARTS LIMITED, AUTO INVESTMENTS LIMITED, CSK INVESTMENTS LIMITED, CSK EQUITY LIMITED, NEW CSK EQUITY LIMITED, INVESTCORP CSK HOLDINGS L.P., CSK INTERNATIONAL LIMITED, J.P. MORGAN (SUISSE) S.A., as successor to CHASE BANK PRIVATE BANK (Switzerland), SOUTH BAY LIMITED, INVESTCORP INVESTMENT EQUITY LIMITED, BALLET LIMITED, DENARY LIMITED, GLEAM LIMITED, HIGHLANDS LIMITED, NOBLE LIMITED, OUTRIGGER LIMITED, QUILL LIMITED, RADIAL LIMITED, SHORELINE LIMITED and ZINNIA LIMITED, each being a corporation organized under the laws of the Cayman Islands, CHILTERN TRUSTEES LIMITED, in its capacity as trustee of The Carmel Trust, a trust governed by the laws of Canada and established under a trust settlement made August 17, 1977 ("Chiltern Trustees Limited"), Glenellen Investment Co., a Cayman Islands corporation, Transatlantic Investments, LLC., MAYNARD JENKINS and THE JAB TRUST (collectively, the "Stockholders"), CSK AUTO CORPORATION, a Delaware corporation (the "Company"), and CSK AUTO, INC., an Arizona corporation and a wholly-owned subsidiary of the Company ("Auto"), each of whom is a party to that certain Stockholders' Agreement, dated as of October 30, 1996, as amended by that certain Amendment thereto, dated as of June 12, 1998, as further amended by that certain letter agreement, dated December 8, 1998, as further amended by that certain Second Amendment thereto (the "Second Amendment"), dated as of December 7, 2001, and as further amended by that certain Third Amendment thereto (the "Third Amendment"), dated as of May 16, 2002 (collectively, the "Stockholders' Agreement"). Initial capitalized terms used in this Fourth Amendment and not otherwise defined herein shall have the meanings provided to them in the Stockholders Agreement.

                                    RECITALS

         1. The Stockholders, the Company, and Auto (collectively, the "Parties") have performed certain of the obligations under the Third Amendment.

         2. The Investcorp Group desires to waive its right to request that the Company file the Investcorp Registration Statement pursuant to Section 2.5(f) of the Third Amendment and to allow the Carmel Stockholders to immediately request the filing of a registration statement pursuant to the terms of the Stockholders Agreement; provided that the members of the Investcorp Group shall have the right (i) to request the registration of up to all their shares at any time after December 1, 2002, including at any time following a request by the Carmel Stockholders to register all or part of their shares, and (ii) to have all or part of the shares held by members of the Investcorp Group included on the terms set forth herein, in any underwritten offering requested by the Carmel Stockholders that closes after December 1, 2002.

         3. The Parties wish to amend the Third Amendment and the Stockholders' Agreement to clarify their respective rights with respect to future registration of shares as follows:

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

         1. Sections 2.4(a), (b), (c), and (e) of the Third Amendment are deleted in their entirety.

         2. Section 2.5(f) of the Third Amendment shall be amended and restated in its entirety as follows:

         "(f) Subsequent Registration Statements

         (i) For each registration of Common Stock pursuant to Section 9.1 or
         9.3 of the Stockholders' Agreement that involves an underwritten public offering and that closes after December 1, 2002, (an "Underwritten Offering"), (a) the Parties shall cooperate to allow each Stockholder to participate, including providing written notice to all Parties of any such Underwritten Offering (including an Underwritten Offering of shares registered for resale under a then effective registration statement) ten (10) days prior to the commencement of any marketing efforts with respect to such Underwritten Offering and, if necessary, delaying the Underwritten Offering to permit the registration of the sale of shares by such other Stockholders, (b) the holders of a majority of shares of Registrable Stock to be sold in such offering shall be entitled to select the sole or the lead managing underwriter, as the case may be, of such offering (the "Lead Underwriter"); provided, however, that if the other Stockholders participating in the Underwritten Offering own at least 20% of the shares of Registrable Stock to be sold in such offering, then (i) two or, at the Company's option, three joint book running underwriters shall participate in such Underwritten Offering, and (ii) one of which shall be selected by such other Stockholders, and the remaining one or two, as the case may be, of which, including the Lead Underwriter, shall be selected by the majority Stockholders, (c) if the Lead Underwriter advises the Company in writing (with a copy to each Stockholder registering shares for resale in the Underwritten Offering) that, in the good faith opinion of the underwriters, the number of shares of Common Stock requested to be included in the Underwritten Offering would materially adversely affect (as defined in Section 2.5(d) of this Third Amendment) the marketing of the shares to be sold in such offering (such writing to state the approximate number of shares which may be included in such offering without such effect), the Company shall include in such registration: shares allocated pro rata between the collective number of shares proposed to be included by members of the Investcorp Group and the collective number of shares proposed to be included by the Carmel Stockholders and The JAB Trust, and (d) if requested in writing by the Lead Underwriter, each Stockholder agrees to enter into a customary agreement not to sell any shares of Registrable Stock or any other shares of Capital Stock (other than shares of Registrable Stock or other shares of Capital Stock being registered in the Underwritten Offering), without the consent of such Lead Underwriter, for a period of not more than 90 days following the effective date of such Registration Statement.

         (ii) Each member of the Investcorp Group agrees that until December 1, 2002, it will not (a) request the registration of the sale of any of its shares pursuant to Section 9 of the Stockholders' Agreement or otherwise, or (b) sell publicly or privately any shares of its Registrable Stock (other than shares already registered for resale under registration statement number 333-77008, as to which no restrictions shall apply); provided however for purpose of clarification, nothing in this Section 2.5(f)(ii) shall prevent any member of the Investcorp Group from (x) participating in any public offering or other sale that closes after December 1, 2002 (including an offering that was commenced prior to December 1, 2002 that does not close by such date), or (y) requesting the registration for sale of any of its shares on any date after December 1, 2002.

         (iii) Notwithstanding any other provision of the Stockholders' Agreement, for any public offering commenced prior to December 1, 2002,
         (a) the Company shall comply with its obligations in Section 9.4(k) except that it shall not be obligated to participate in a road-show other than to make its senior officers available for telephone conferences on two business days, and (b) none of the Parties shall be required to enter into any lock-up agreement with respect to such offering."

         3. The prohibition on filing registration statements in the last sentence of Section 9.1(c) shall only apply following underwritten offerings commenced after December 1, 2002 pursuant to Section 9.1 and shall not prohibit the filing of any registration statement to permit any Stockholder to participate in such underwritten offering. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file a registration statement (other than the Make-Whole Registration Statement or any registration statement requested by a member of the Carmel Group) prior to December 2, 2002.

         4. Except for the specific changes set forth in this Fourth Amendment, the remainder of the Stockholders' Agreement, including without limitation the Third Amendment, shall remain unchanged and in full force and effect. In the event of any inconsistency between this Fourth Amendment and the Stockholders' Agreement, this Fourth Amendment shall control.

         5. This Fourth Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above-written.

CSK AUTO CORPORATION

-------------------------------------
Name:
Title:



CSK AUTO, INC.

-------------------------------------
Name:
Title:



MAYNARD JENKINS

-------------------------------------



         SIGNATURE PAGES TO FOURTH AMENDMENT TO STOCKHOLDERS' AGREEMENT

EQUITY CSKA LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


EQUITY CSKB LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


EQUITY CSKC LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


AUTO EQUITY LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


AUTO PARTS LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


AUTO INVESTMENTS LIMITED

By:  ___________________________
         Name:_________________
Title:__________________



         SIGNATURE PAGES TO FOURTH AMENDMENT TO STOCKHOLDERS' AGREEMENT

CSK INVESTMENTS LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


CSK EQUITY LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


NEW CSK EQUITY LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


INVESTCORP CSK HOLDINGS L.P.

By:  ___________________________
         Name:_________________
Title:__________________


CSK INTERNATIONAL LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


J.P. MORGAN (SUISSE) SA, AS SUCCESSOR
TO CHASE MANHATTAN PRIVATE BANK
(SWITZERLAND)

By:  ___________________________
         Name:_________________
Title:__________________


         SIGNATURE PAGES TO FOURTH AMENDMENT TO STOCKHOLDERS' AGREEMENT

SOUTH BAY LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


BALLET LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


DENARY LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


GLEAM LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


HIGHLANDS LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


NOBLE LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


         SIGNATURE PAGES TO FOURTH AMENDMENT TO STOCKHOLDERS' AGREEMENT

OUTRIGGER LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


QUILL LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


RADIAL LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


SHORELINE LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


ZINNIA LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


INVESTCORP INVESTMENT EQUITY LIMITED

By:  ___________________________
         Name:_________________
Title:__________________


         SIGNATURE PAGES TO FOURTH AMENDMENT TO STOCKHOLDERS' AGREEMENT

CHILTERN TRUSTEES LIMITED, AS
TRUSTEE OF CARMEL TRUST

By:  ___________________________
         Name:_________________
Title:__________________


TRANSATLANTIC INVESTMENTS, LLC.

By:  ___________________________
         Name:_________________
Title:__________________


GLENELLEN INVESTMENT CO.

By:  ___________________________
         Name:_________________
Title:__________________


THE JAB TRUST

By:  ___________________________
         Name:_________________
Title:__________________


By:  ___________________________
         Name:_________________
Title:__________________




         SIGNATURE PAGES TO FOURTH AMENDMENT TO STOCKHOLDERS' AGREEMENT